UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549-1004

         ------------------------------------------

                          FORM 8-K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                      FEBRUARY 14, 2001

              INFINITY BROADCASTING CORPORATION
         ------------------------------------------
                (Exact name of registrant as
                  specified in its charter)


      Delaware                            13-4030071
-------------------------               ---------------
(State or other jurisdiction-           (IRS Employer
   of incorporation)                    Identification
                                           Number)



   40 West 57th Street, New York, NY                 10019
  --------------------------------------------------------
  (Address of principal executive offices)      (Zip Code)


                       (212) 314-9200
                      ----------------
    (Registrant's telephone number, including area code)

Item 5. Other Events
        ------------

     On February 14, 2001, the Registrant issued earnings information for the fourth quarter and full year ended
December 31, 2000. This earnings information is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits
       ------------------------------------------
     (c) Exhibits

          Exhibit No.

          99.1 Earnings information issued by the Registrant on February 14, 2001, for the fourth quarter and full year ended December 31, 2000, is filed as Exhibit 99.1 to this Report.

                                SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              INFINITY BROADCASTING
CORPORATION
                              (Registrant)



                              By:     /s/ Angeline C. Straka
                                   --------------------------
                                   Angeline C. Straka
                                   Vice President and
					Secretary




Date:  February 15, 2001

                        EXHIBIT INDEX



          Exhibit No.

        99.1 Earnings information issued by the Registrant on February 14, 2001, for the fourth quarter and full year ended December 31, 2000.